Supplement, dated May 20, 2002,
                      to the Prospectus, dated May 1, 2002,
                                       of
                    Seligman Capital Fund, Inc. (the "Fund")

On May 16, 2002, the Board of Directors of the Fund unanimously approved amendments to the Fund's management agreement with J. & W. Seligman & Co. Incorporated ("Seligman"), that would (i) increase the management fee rate to a maximum of 0.85% of the average daily net assets of the Fund and (ii) change the method of computing the management fee rate from one based on the average daily net assets of all US registered investment companies managed by Seligman to one based solely on the average daily net assets of the Fund. The new management fee rate would be calculated as follows:

                          Fund net assets:
                          First $1.0 billion at     0.85%
                          Next $1.0 billion at      0.80%
                          Thereafter at             0.75%

The amendments to the management agreement are subject to the approval of the Fund's shareholders. A Special Meeting of Shareholders of the Fund has been scheduled for September 25, 2002 to vote on these amendments. Until then, the management fee rate and method of calculation described in the Fund's Prospectus will continue to apply.

EQCA1-S1 - 5/02